UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2005

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1440 Davey Road
Woodridge, Illinois 60517		60517
(Address of principal executive offices)		(Zip Code)

(630) 739-6744
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Entry into Agreement with Quintiles, Inc.

On November 21, 2005, Advanced Life Sciences, Inc., entered into a Master Service Agreement (the “Master Agreement”) with Quintiles, Inc.  Under the terms of the Master Agreement, Quintiles will provide clinical trial services relating to the phase III clinical studies of cethromycin, Advanced Life Sciences’ ketolide antibiotic.  Services will be provided according to individual Work Orders specifying the details of the services and the related terms and conditions.  In exchange, Advanced Life Sciences will pay Quintiles in accordance with the budget and payment schedule contained in each individual Work Order.

The term of the Master Agreement begins as of November 21, 2005 and continues until November 21, 2010.  The Agreement will automatically renew each year thereafter for a period of one year, unless either party notifies the other party in writing at least thirty days prior to the renewal date that it does not want to renew the Master Agreement.  Either party may terminate the Master Agreement or any Work Order without cause at any time during the term of the Master Agreement on sixty days’ prior written notice unless there is a material breach in which case the Master Agreement may be terminated on thirty days’ prior written notice if not substantially cured.

The Master Agreement requires that Advanced Life Sciences shall indemnify, defend and hold harmless Quintiles except to the extent that any losses are determined to have resulted solely from the negligence or intentional misconduct of Quintiles.  The Master Agreement also provides for confidentiality with respect to the data being exchanged between the two parties. The Master Agreement further requires Advanced Life Sciences to maintain general liability insurance with coverage of no less than $3,000,000.00 and clinical trial insurance in an amount of no less than $5,000,000.00.

A copy of this Master Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Advanced Life Sciences, Inc., also entered into an Authorization to Proceed Agreement (“ATP Agreement”) with Quintiles, Inc. simultaneously with the Master Agreement.  The services to be performed by Quintiles under the ATP Agreement will be carried out pursuant to the terms and conditions of the Master Agreement, which are incorporated by reference in the ATP Agreement.

The terms of the ATP Agreement permit Advanced Life Sciences to terminate the ATP Agreement upon thirty days’ written notice for any reason.  Quintiles may terminate the ATP Agreement upon thirty days’ written notice only if: a) Advanced Life Sciences breaches the ATP Agreement; b) a Work Order is not executed within four months of the date of the ATP Agreement; or, c) the services performed under the ATP Agreement exceed $600,000 in total fees and costs without execution of a Work Order.

Advanced Life Sciences agreed to pay Quintiles an advance of $90,000 upon execution of the ATP Agreement, which shall be credited to Advanced Life Sciences on the final invoice.  If the ATP Agreement is terminated prior to the execution of a Work Order, then any unearned portion of this advance will be refunded, less a thirty-percent retention to offset the costs of reallocating project staff.

A copy of this ATP Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Entry into Agreement with Covance Central

On November 22, 2005, Advanced Life Sciences, Inc., entered into a Laboratory Service Agreement (the “Lab Agreement”) with Covance Central Laboratory Services LP (“Covance Central”).  Under the terms of the Lab Agreement, Covance Central will provide laboratory testing, data management and protocol management services relating to the phase III clinical studies of cethromycin, Advanced Life Sciences’ ketolide antibiotic.  Statements of Work will be executed specifying the details of the services and the related terms and conditions of each project under the Lab Agreement.  In exchange, Advanced Life Sciences will pay Covance Central in accordance with the budget contained in each Statement of Work.

The Lab Agreement requires Advanced Life Sciences to make an advance payment equal to ten percent of the project budget contained in each Statement of Work.  Thereafter, Covance will invoice Advanced Life Sciences for all fees due and expenses incurred while providing services during the previous month.  After invoices have reached ninety percent of the budget, Covance will apply the advance payment funds to the final invoice and refund any remaining balance.

The term of the Lab Agreement begins as of November 22, 2005 and continues until terminated by either party.  Advanced Life Sciences may terminate the Lab Agreement at any time for any reason upon thirty days’ prior written notice, except for when the reason for termination is safety of the patients, then it can be terminated immediately.

A copy of this Lab Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

Entry into Agreement with Covance Cardiac

On November 22, 2005, Advanced Life Sciences, Inc., entered into an ECG Service Agreement (the “ECG Agreement”) with Covance Cardiac Safety Services Inc. (“Covance Cardiac”).  Under the terms of the ECG Agreement, Covance Cardiac will provide electrocardiogram analysis services and data management relating to the phase III clinical studies of cethromycin, Advanced Life Sciences’ ketolide antibiotic.  In exchange, Advanced Life Sciences will pay Covance Cardiac in accordance with the budget and payment schedule contained in each individual Exhibit to the ECG Agreement, which may include a non-refundable project start-up fee.

Advanced Life Sciences shall own all information and materials prepared or developed by Covance pursuant to the ECG Agreement, except for Covance procedural manuals, development processes or data, personnel data and Covance developed know-how, technology and software.  The ECG Agreement also provides for confidentiality with respect to the data being exchanged between the two parties.

A copy of this ECG Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by this reference.

Amendment to Employment Agreements

On November 18, 2005, Advanced Life Sciences, Inc., entered into a First Amendment to Employment Agreement with its Chief Scientific Officer, Dr. Ze-Qi Xu.  Under the terms of the Amendment, Dr. Xu’s base salary increased from $130,000 to $180,000 per year effective November 1, 2005.  The Amendment also provides that Dr. Xu may be awarded a maximum bonus of $75,000 during the fiscal year 2006, which is an increase over the maximum award in fiscal year 2005 of $50,000.

A copy of this Amendment is attached hereto as Exhibit 10.5 and is incorporated herein by this reference.

On November 18, 2005, Advanced Life Sciences, Inc., entered into a First Amendment to Employment Agreement with its Vice President of Biological Sciences, Dr. David Eiznhamer.  Under the terms of the Amendment, Dr. Eiznhamer’s base salary increased from $125,000 to $180,000 per year effective November 1, 2005.  The Amendment also provides that Dr. Eiznhamer may be awarded a maximum bonus of $75,000 during the fiscal year 2006, which is an increase over the maximum award in fiscal year 2005 of $35,000.

A copy of this Amendment and the related Employment Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by this reference.

(c)                                  Exhibits:

Exhibit No.	Description

10.1	Master Services Agreement between Advanced Life Sciences, Inc., and Quintiles, Inc., entered into November 21, 2005.

10.2	Authorization to Proceed Agreement between Advanced Life Sciences, Inc., and Quintiles, Inc., entered into November 21, 2005.

10.3	Laboratory Service Agreement between Advanced Life Sciences, Inc., and Covance Central Laboratory Services LP, entered into November 22, 2005.

10.4	ECG Service Agreement between Advanced Life Sciences, Inc., and Covance Cardiac Safety Services Inc., entered into November 22, 2005.

10.5	First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and Dr. Ze-Qi Xu, entered into November 18, 2005.

10.6	Employment Agreement and First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and Dr. David Eiznhamer, entered into November 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Date: November 23, 2005	By:	/s/ MICHAEL T. FLAVIN
	Name:	Michael T. Flavin
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Services Agreement between Advanced Life Sciences, Inc., and Quintiles, Inc., entered into November 21, 2005.

10.2	Authorization to Proceed Agreement between Advanced Life Sciences, Inc., and Quintiles, Inc., entered into November 21, 2005.

10.3	Laboratory Service Agreement between Advanced Life Sciences, Inc., and Covance Central Laboratory Services LP, entered into November 22, 2005.

10.4	ECG Service Agreement between Advanced Life Sciences, Inc., and Covance Cardiac Safety Services Inc., entered into November 22, 2005.

10.5	First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and Dr. Ze-Qi Xu, entered into November 18, 2005.

10.6	Employment Agreement and First Amendment to Employment Agreement between Advanced Life Sciences, Inc., and Dr. David Eiznhamer, entered into November 18, 2005.